EXHIBIT 99

     CERTIFICATION PURSUANT TO 18 U.S.C. 1350 ADOPTED
 PURUSANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



The undersigned hereby certify, purusant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to their knowledge, the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 of HemaCare Corporation
(the "Company") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.

Very truly yours,


/s/ Alan C. Darlington
-----------------------
Alan C. Darlington,
Chief Executive Officer


/s/ David E. Fractor
-----------------------
David E. Fractor,
Chief Financial Officer


Dated:  August 13, 2002